                        United States
             Securities and Exchange Commission
                    Washington, DC  20549


                          FORM 8-K


                       Current Report
             Pursuant to Section 13 or 15(D) of
             the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 1998
                                                  (September 24, 1998)



Commission file number:  United Stationers Inc.:0-10653




                   UNITED STATIONERS INC.
   (Exact name of Registrant as specified in its charter)





United Stationers Inc.:    Delaware                       36-3141189
                        (State or other jurisdiction of   (IRS Employer
                        incorporation or organization)    Identification No.)





                     2200 East Golf Road
              Des Plaines, Illinois 60016-1267
                       (847) 699-5000


(Address, including zip code and telephone number, including area code, of registrant's executive offices)


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                   United Stationers Inc.




Item 5.   Other Events

Gary G. Miller has resigned from the board of directors of United Stationers Inc., effective September 24, 1998.
Mr. Miller will be devoting time to his other business ventures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   United Stationers Inc.



Dated: October 2, 1998          By:   /s/Daniel H.Bushell
                                      Daniel H. Bushell
                                      Executive Vice President and
                                      Chief Financial Officer